EXHIBIT 24-(1)


               POWER OF ATTORNEY OF LOUIS V. GERSTNER, JR.

     KNOW ALL PERSONS BY THESE PRESENTS, that I, Louis V. Gerstner, Jr., Chairman of the Board of Directors and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to ten million (10,000,000) shares of capital stock of the Corporation under the IBM Tax Deferred Savings Plan (the "Plan"), together with Plan interests, hereby constitute and appoint Lawrence R. Ricciardi, G. Richard Thoman, Jeffrey D. Serkes, John R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of June 1996.




                                        /s/ LOUIS V. GERSTNER, JR.
                                        --------------------------
                                        Louis V. Gerstner, Jr.
                                        Chairman of the Board of
                                        Directors and
                                        Chief Executive Officer

                                                                  EXHIBIT 24-(2)

               POWER OF ATTORNEY OF G. RICHARD THOMAN

     KNOW ALL PERSONS BY THESE PRESENTS, that I, G. Richard Thoman, Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to ten million (10,000,000) shares of capital stock of the Corporation under the IBM Tax Deferred Savings Plan (the "Plan"), together with Plan interests, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, Jeffrey D. Serkes, John R. Joyce and John
E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of June 1996.



                                           /s/ G. RICHARD THOMAN
                                           ---------------------
                                           G. Richard Thoman
                                           Senior Vice President and
                                           Chief Financial Officer

                                                                  EXHIBIT 24-(3)

               POWER OF ATTORNEY OF JOHN R. JOYCE


     KNOW ALL PERSONS BY THESE PRESENTS, that I, John R. Joyce, Vice President and Controller of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to ten million (10,000,000) shares of capital stock of the Corporation under the IBM Tax Deferred Savings Plan (the "Plan"), together with Plan interests, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, Jeffrey D. Serkes, and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 11th day of July 1996.



                                               /s/ JOHN R. JOYCE
                                               -----------------
                                               John R. Joyce
                                               Vice President and Controller

                                                                  EXHIBIT 24-(4)

               POWER OF ATTORNEY OF IBM DIRECTOR


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to ten million (10,000,000) shares of capital stock of the Corporation under the IBM Tax Deferred Savings Plan (the "Plan"), together with Plan interests, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, Jeffrey D. Serkes, John R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of June 1996.



                                                        /s/ CATHLEEN BLACK
                                                        ------------------
                                                        Director

                                                                  EXHIBIT 24-(5)

               POWER OF ATTORNEY OF IBM DIRECTOR


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to ten million (10,000,000) shares of capital stock of the Corporation under the IBM Tax Deferred Savings Plan (the "Plan"), together with Plan interests, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, Jeffrey D. Serkes, John R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of June 1996.



                                               /s/ HAROLD BROWN
                                               ----------------
                                               Director

                                                                  EXHIBIT 24-(6)

               POWER OF ATTORNEY OF IBM DIRECTOR


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to ten million (10,000,000) shares of capital stock of the Corporation under the IBM Tax Deferred Savings Plan (the "Plan"), together with Plan interests, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, Jeffrey D. Serkes, John R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of June 1996.


                                       62
                                                        /s/ JUERGEN DORMANN
                                                        -------------------
                                                        Director

                                                                  EXHIBIT 24-(7)

               POWER OF ATTORNEY OF IBM DIRECTOR


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to ten million (10,000,000) shares of capital stock of the Corporation under the IBM Tax Deferred Savings Plan (the "Plan"), together with Plan interests, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, Jeffrey D. Serkes, John R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of June 1996.



                                     /s/ NANNERL O. KEOHANE
                                     ----------------------
                                    Director

                                                                  EXHIBIT 24-(8)

               POWER OF ATTORNEY OF IBM DIRECTOR


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to ten million (10,000,000) shares of capital stock of the Corporation under the IBM Tax Deferred Savings Plan (the "Plan"), together with Plan interests, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, Jeffrey D. Serkes, John R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of June 1996.



                                    /s/ CHARLES F. KNIGHT
                                    ---------------------
                                    Director

                                                                  EXHIBIT 24-(9)

               POWER OF ATTORNEY OF IBM DIRECTOR


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to ten million (10,000,000) shares of capital stock of the Corporation under the IBM Tax Deferred Savings Plan (the "Plan"), together with Plan interests, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, Jeffrey D. Serkes, John R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of June 1996.



                                /s/ LUCIO A. NOTO
                                -----------------
                                Director

                                                                 EXHIBIT 24-(10)

               POWER OF ATTORNEY OF IBM DIRECTOR


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to ten million (10,000,000) shares of capital stock of the Corporation under the IBM Tax Deferred Savings Plan (the "Plan"), together with Plan interests, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, Jeffrey D. Serkes, John R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of June 1996.



                                    /s/ JOHN B. SLAUGHTER
                                    ---------------------
                                    Director

                                                                 EXHIBIT 24-(11)

               POWER OF ATTORNEY OF IBM DIRECTOR


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to ten million (10,000,000) shares of capital stock of the Corporation under the IBM Tax Deferred Savings Plan (the "Plan"), together with Plan interests, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, Jeffrey D. Serkes, John R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of June 1996.



                                /s/ ALEX TROTMAN
                                ----------------
                                Director

                                                                 EXHIBIT 24-(12)

               POWER OF ATTORNEY OF IBM DIRECTOR


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to ten million (10,000,000) shares of capital stock of the Corporation under the IBM Tax Deferred Savings Plan (the "Plan"), together with Plan interests, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, Jeffrey D. Serkes, John R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of June 1996.



                                    /s/ LODEWIJK C. VAN WACHEM
                                    --------------------------
                                    Director

                                                                 EXHIBIT 24-(13)

                        POWER OF ATTORNEY OF IBM DIRECTOR


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to ten million (10,000,000) shares of capital stock of the Corporation under the IBM Tax Deferred Savings Plan (the "Plan"), together with Plan interests, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, Jeffrey D. Serkes, John R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of June 1996.



                                     /s/ CHARLES M. VEST
                                     -------------------
                                     Director